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                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H

     SUPPLEMENT DATED NOVEMBER 17, 2008 TO PROSPECTUS DATED AUGUST 18, 2008

This Supplement is intended to supplement prospectuses dated August 18, 2008 for GIFL ROLLOVER VARIABLE ANNUITY Contracts (the "Contracts") issued by John Hancock Life Insurance Company (U.S.A.).

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You should read this Supplement together with the current prospectus for the
Contract you purchased (the "annuity prospectus"), and retain both documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Office at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com.
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We add a new paragraph after the first paragraph in the section entitled
"Annuitization Provisions - - General" in the annuity prospectus, so that the section, as revised, reads as follows:

ANNUITIZATION PROVISIONS

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You have a choice of ways to receive annuity payments from us.
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General
The Contracts contain provisions for the commencement of annuity payments to the Annuitant on the Contract's Annuity Commencement Date. The Annuity Commencement Date is the date specified on your Contract's specifications page, unless you change that date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. You may specify a different Annuity Commencement Date at any time by written request at least one month before both the previously specified and the new Annuity Commencement Date. The new Annuity Commencement Date may not be later than the Contract's Maturity Date unless we consent. Annuity Commencement Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VII. Federal Tax Matters"). Distributions may be required before the Annuity Commencement Date.

NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date.


You should retain this Supplement for future reference.

                       SUPPLEMENT DATED NOVEMBER 17, 2008



RO GPSUPP1 11/08     333-149421